                                PLEDGE AGREEMENT

     For good and valuable consideration and intending to be legally bound, Michael A. Burstein, a resident of Dallas, Texas (herein "Pledgor") hereby assigns, pledges and grants to EXE Technologies, Inc., a Delaware corporation with an address of 8787 Stemmons Freeway, Dallas, Texas 75247 (herein "EXE"), a security interest in his legal and beneficial interest in the shares of capital stock of EXE underlying the stock options granted pursuant to the option agreements (herein "Stock Options") described on Exhibit A attached hereto and made a part hereof (as the same may from time to time be amended in writing by the parties hereto) (hereinafter referred to as the "Securities," which Securities together with all additions thereto, substitutions or exchanges therefor, proceeds thereof and distributions thereon shall be referred to collectively herein as the "Collateral"), as collateral security for the payment and performance of all indebtedness, liability and obligations of Pledgor to EXE, whether for principal, interest, fees, expenses or otherwise, arising under that certain Promissory Note, dated the date hereof, made and delivered by Pledgor and payable to the order of EXE, and any other documents, agreements and instruments executed in connection therewith, including this Agreement (herein collectively, the "Obligations," with such agreements, documents and instruments evidencing and documenting the Obligations being herein referred to collectively as the "Documents"), all on the following terms and conditions:

          1.   Pledgor represents, warrants and covenants that:

               a. Pledgor will notify EXE of his intention to exercise any portion of the Stock Option(s) at least three (3) business days prior to such exercise and hereby waives the right to receive the stock certificates that would otherwise be delivered to him upon exercise of such Stock Option(s) and agrees that the stock certificates shall be delivered directly to EXE as Collateral for the Obligations and held by EXE until the Obligations are satisfied in full, subject to the limitation in Exhibit A.

               b. Pledgor shall have good title to the Securities free and clear of all liens and encumbrances except the security interest created hereby, any restrictions that may be applicable under Federal and State securities laws, and as described on Exhibit A.

               c. The Securities are not, and Pledgor covenants that they will not, be subject to any contractual or other restrictions governing their issuance, transfer, ownership or control, except as indicated on the stock certificates for the Securities.

               d. Pledgor has delivered to EXE assignment or transfer powers with respect to the Securities duly executed in blank by Pledgor in the form attached hereto as Exhibit B, and this Pledge Agreement and such powers have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms; and the pledge of the Securities in accordance with the terms hereof will, to the extent all or part of the Stock Options are exercised, create a valid and perfected first priority security interest in the Securities securing payment of the Obligations at the time of such exercise.

          2. Pledgor agrees not to (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interest under this Agreement.

          3. Prior to the full payment and performance of the Obligations, EXE shall be entitled to receive, as additional Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Securities pledged hereunder, whether in the form of or by way of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise with the sole exception of non-liquidating declared cash dividends or cash interest payments as the case may be, whether before or after exercise of the Stock Options. If any of such property, other than such cash dividends or interest, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to EXE subject to the provisions hereof.

          4. So long as no default has occurred under any of the Obligations or the Documents and Pledgor is in full compliance with the terms hereof, and following the date that Pledgor exercises all or a portion of the Stock Options and the stock certificates with respect to such exercises are issued:

               a. Pledgor shall be entitled to receive and retain any non-liquidating cash dividends paid on the Securities pledged hereunder.

               b. Pledgor may exercise all voting rights, if any, pertaining to the Securities for any purpose not inconsistent with the terms hereof or of the Obligations or the Documents. In the event the Securities have been transferred into the name of EXE or a nominee or nominees of EXE prior to default, EXE or its nominee will execute and deliver upon request of Pledgor an appropriate proxy in order to permit Pledgor to vote, if applicable, the same.

          5. Pledgor shall take all reasonable actions (and execute and deliver from time to time all instruments and documents) necessary or appropriate or requested by EXE to continue the validity, enforceability and perfected status of the pledge of Securities hereunder.

          6. After the occurrence of a default under any of the Obligations or the Documents or if any representation, warranty or agreement of Pledgor hereunder is breached or proves to be false after the exercise of all or a portion of the Stock Options:

               a. To the maximum extent permitted under applicable law, and consistent with Section 13 hereof, EXE will have a Power of Attorney to exercise the Stock Options to acquire the pledged Securities, may transfer or cause to be transferred any of the pledged Securities into its own or a nominee's or nominees' names and may sell or otherwise transfer the pledged Securities at its discretion.

               b. EXE shall be entitled to receive and apply in payment of the Obligations any cash dividends, interest or other payment on the pledged Securities.

               c. EXE shall be entitled to exercise in EXE's discretion all voting rights, if any, pertaining thereto and in connection therewith and at the written request of EXE, Pledgor shall execute any appropriate dividend, payment or brokerage orders or proxies.

               d. Pledgor shall take any action necessary, required or requested by EXE, in order to allow EXE fully to enforce the pledge of the Securities hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party.

               e. In consideration of the outstanding principal amount of the Obligations, any accrued and unpaid interest thereon and any costs, fees, or expenses incurred by EXE hereunder or thereunder and due to EXE at the time of the occurrence of an Event of Default (collectively, the "Default Amount"), EXE shall have the right to cancel the number of shares of the Securities pledged hereunder (or the number of Stock Options equivalent thereto) equal to: (i) (x) the Default Amount, plus (y) the aggregate exercise price of any options exercised by EXE hereunder, divided by (ii) the closing price of EXE Common Stock as quoted on the Nasdaq Stock Market on the last trading day immediately prior to the date of the Event of Default (rounded up to the nearest whole share). The remedy provided to EXE in this subparagraph 6.e. shall be separate and cumulative with respect to any other remedies provided hereunder, under the Uniform Commercial Code as in effect from time to time in Texas, under any other statute or the common law or under any of the Documents, and the exercise of the remedy provided under this subparagraph 6.e. shall not limit or prejudice the exercise of any other available rights or remedies.

               f. EXE shall have all the rights and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time in Texas, under any other statute or the common law, or under any of the Documents, including the right to sell the pledged Securities or any portion thereof at one or more public or private sales upon ten (10) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including the payment of all EXE's reasonable attorneys' fees in connection with the Obligations and the sale, to the payment of the Obligations in any manner or order which EXE in its sole discretion may elect, without further notice to or consent of Pledgor and without regard to any equitable principles of marshalling or other like equitable doctrines.

               g. EXE may increase, in its sole discretion, but shall not be required to do so, the Obligations by making additional advances or incurring expenses for the account of Pledgor deemed appropriate or desirable by EXE in order to protect, enhance, preserve or otherwise further the sale or disposition of the Collateral or any other property EXE holds as security for the Obligations.

          7. After the occurrence of a default under any of the Obligations or the Documents or if any representation, warranty or agreement of Pledgor hereunder is breached or proves to be false prior to the exercise of all of the Stock Options, EXE may:

               a. Direct that upon exercise of all or a portion of the Stock Options, stock certificates with respect to such exercise(s) shall be delivered to EXE, after which EXE may exercise all of the rights in Section 6 hereof; and

               b.   Issue stop transfer instructions to EXE's Transfer Agent.

          8. a. Pledgor recognizes that EXE may be unable to effect a sale to the public of all or part of the Securities by reason of certain prohibitions or restrictions in the federal or state securities laws and regulations (herein collectively called the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be required to agree to acquire the Securities for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Pledgor agrees that any sale(s) so made may be at prices and on other terms less favorable to Pledgor than if the Securities were sold to the public, and that EXE has no obligation to delay sale of the Securities for period(s) of time necessary to permit the issuer thereof to register the Securities for sale to the public under any of the Securities Laws. Pledgor agrees that negotiated sales whether for cash or credit made under the foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Pledgor shall cooperate with EXE and shall satisfy any requirements under the Securities Laws applicable to the sale or transfer of the Securities by EXE.

               b. In connection with any sale or disposition of the Collateral, EXE is authorized to comply with any limitation or restriction, as it may be advised by its counsel, that is necessary or desirable in order to avoid any violation of applicable law or to obtain any required approval of the purchaser(s) by any governmental regulatory body or officer and it is agreed that such compliance shall not result in such sale being considered not to have been made in a commercially reasonable manner, nor shall EXE be liable or accountable by reason of the fact that the proceeds obtained at such sale(s) are less than might otherwise have been obtained.

          9. Pledgor will pay EXE the amount of any reasonable expenses, including counsel fees and expenses, incurred by EXE in connection with the failure of Pledgor to perform hereunder.

          10. Pledgor hereby irrevocably submits to the personal and exclusive jurisdiction of the state courts of the State of Texas for the County of Dallas or the United States District Court for the Northern District of Texas over any suit, action or proceeding arising out of or relating to this Pledge Agreement. Pledgor hereby irrevocable waives, to the fullest extent permitted by applicable law, any objection which Pledgor may now have or hereafter have to the laying of the venue of any such suits, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Pledgor agrees that, to the fullest extent permitted by applicable law, a final judgment in any such suit, action, or proceeding brought in such a court shall be conclusive and binding upon Pledgor, and may be enforced in any courts in the jurisdiction of which Pledgor is or may be subject by a suit upon such judgment.

          11. This Pledge Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of EXE and its successors and assigns, and shall be governed as to its validity, interpretation and effect by the laws of the State of Texas, U.S.A., without regard to the conflicts of laws principles of any jurisdiction; and any terms used herein that are defined in the Uniform Commercial Code as enacted in Texas shall have the meanings therein set forth.

          12. If EXE shall waive any rights or remedies arising hereunder or under any applicable law, then such waiver shall not be deemed to be a waiver upon the later occurrence or recurrence of any of said events. No delay by EXE in the exercise of any right or remedy provided hereunder or otherwise shall under any circumstances constitute or be deemed to be a waiver, express or implied, of the same and no course of dealing between the parties hereto shall constitute a waiver of EXE's rights or remedies.

          13. Pledgor hereby irrevocably appoints EXE as its attorney-in-fact to execute, deliver and record, if appropriate, from time to time any instruments or documents in connection with the Collateral, in Pledgor's names upon the occurrence of a default under any of the Obligations or the Documents.

          14. This Pledge Agreement together with the Obligations represents the entire understanding of the parties with respect to the subject matter hereof, and no modification or change herein shall be effective unless contained in a writing signed by the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement on the 27th day of October, 2000.



                                   PLEDGOR:



                                   /s/ Michael A. Burstein
                                   ------------------------------
                                   MICHAEL A. BURSTEIN




                                   EXE:

                                   EXE TECHNOLOGIES, INC.



                                   By: /s/ Raymond R. Hood
                                       ---------------------------

                                   Its: President & CEO
                                       ---------------------------

                                    EXHIBIT A

Stock options granted up to an aggregate amount of 25,000 shares (subject to equitable adjustment) of Common Stock of EXE issued pursuant to Option Agreements listed below; provided that if only a portion of the stock obtainable pursuant to the exercise of stock options associated with an Option Agreement is pledged, then the stock subject to the pledge shall be deemed to be the stock obtained upon initial exercise of such stock option(s), and, if necessary, all subsequent exercises until all 25,000 shares (subject to equitable adjustment) have been delivered to EXE. Once 25,000 shares (subject to equitable adjustment) have been delivered to EXE, any excess shares obtainable pursuant to the exercise of stock options associated with an Option Agreement will no longer be subject to this pledge.

The Option Agreements are:



       DATE          NO. OF SHARES    EXERCISE PRICE         % VESTED
       ----          -------------    --------------         --------
     10/1/99             40,000           $3.00             25% (10,000)
     1/12/00             15,000           $3.00            100% (15,000)


                                    EXHIBIT B








                                   STOCK POWER


                  FOR VALUE RECEIVED and pursuant to the Pledge Agreement dated as of ____________, 2000 between the undersigned and EXE (the "Pledge Agreement"), the undersigned hereby sells, assigns and transfers unto EXE or its successors, the Securities and the Collateral standing in the undersigned's name on the books of the corporation(s) that issued the Securities or the Collateral, as the case may be, represented by certificate(s) number(s) ____________ delivered herewith, and does hereby irrevocably constitute and appoint ______________ as attorney-in-fact, with full power of substitution, to transfer the Securities on the books of said corporation. All capitalized terms used in this Stock Power but not defined in this Stock Power shall have the meanings ascribed to such terms in the Pledge Agreement. This Stock Power was executed in conjunction with the terms of the Pledge Agreement and may be utilized only in conjunction with the terms of the Pledge Agreement.





Dated:  _________________, 200_





                                     PLEDGOR



                                     By
                                       -----------------------------
                                          (Signature)

---------------------------
                                          (Type or Print Name)


                                     Its
                                        ----------------------------








INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.